UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2015 (August 31, 2015)

CATALYST BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51173 (Commission File Number)	56-2020050 (IRS Employer Identification No.)

260 Littlefield Ave. South San Francisco, California (Address of principal executive offices)		94080 (Zip Code)

(650) 266–8674

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 31, 2015, the Audit Committee of the Board of Directors of Catalyst Biosciences, Inc. (the “Company”) approved the engagement of EisnerAmper LLP (“EisnerAmper”) as the Company’s principal independent registered public accounting firm, effective as of September 1, 2015. As a result of that engagement, the Company approved the dismissal of Ernst & Young LLP (“Ernst & Young”) and notified Ernst & Young of its dismissal as the Company’s principal independent registered public accounting firm effective as of that date.

The reports of Ernst & Young on the Company’s financial statements for each of the two fiscal years ended December 31, 2013 and December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Ernst & Young which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for each of the two fiscal years ended December 31, 2013 and December 31, 2014, and the subsequent interim periods through September 1, 2015, with respect to any matter of accounting principles, financial statement disclosure or auditing scope or procedures. There were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2013 and December 31, 2014, and the subsequent interim periods through September 1, 2015.

During the years ended December 31, 2013 and December 31, 2014, and the subsequent interim period through September 1, 2015, the Company did not, nor did anyone on its behalf, consult with EisnerAmper with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and EisnerAmper did not provide written or oral advice to the Company that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Ernst & Young with a copy of the disclosures the Company is making in this Current Report on Form 8-K and requested that Ernst & Young furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements regarding Ernst & Young contained herein. A copy of Ernst & Young’s letter, dated September 4, 2015, is filed as Exhibit 16.1 this Current Report on Form 8-K.

The Company requested that EisnerAmper review the disclosures the Company is making in this Current Report on Form 8-K regarding EisnerAmper before this Current Report on Form 8-K was filed with the Commission.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP dated September 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date:	September 4, 2015	/s/ Fletcher Payne
Fletcher Payne
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP dated September 4, 2015